Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions [Abstract]
Acquisitions
(3)	Acquisitions

In September 2011, the Company acquired 100% of the equity interest in a pressure pumping company based in Brazil in order to expand the breadth of services offered in Brazil. The Company paid approximately $0.5 million at closing, with an additional $5.8 million payable after the settlement of certain liabilities and administrative formalities. Identifiable intangible assets include goodwill of $3.6 million, all of which was assigned to the Company’s Subsea and Well Enhancement segment.

In August 2010, the Company acquired certain assets (operating as Superior Completion Services) from subsidiaries of Baker Hughes Incorporated (Baker Hughes) for approximately $54.3 million. The assets purchased were used in Baker Hughes’ Gulf of Mexico stimulation and sand control business.

In January 2010, the Company acquired 100% of the equity interest of Hallin Marine Subsea International Plc (Hallin) for approximately $162.3 million. Additionally, the Company repaid approximately $55.5 million of Hallin’s debt. Hallin is an international provider of integrated subsea services and engineering solutions, focused on installing, maintaining and extending the life of subsea wells. Hallin operates in international offshore oil and gas markets with offices and facilities located in Singapore, Indonesia, Australia, Scotland and the United States.

In January 2010, Wild Well Control, Inc. (Wild Well), a wholly-owned subsidiary of the Company, acquired 100% ownership of Shell Offshore, Inc.’s Gulf of Mexico Bullwinkle platform and its related assets and assumed the related decommissioning obligation. Immediately after Wild Well acquired these assets, it conveyed an undivided 49% interest in these assets and the related well plugging and abandonment obligations to Dynamic Offshore Holding, LP (Dynamic Offshore), which operates these assets. Additionally, Dynamic Offshore will pay Wild Well to extinguish its 49% portion of the well plugging and abandonment obligation (see note 5).

The Company has an off-balance sheet financing arrangement for additional consideration that may be payable as a result of the future operating performance of an acquisition. At December 31, 2011, the maximum additional contingent consideration payable was approximately $3.0 million and will be determined and payable through 2012. Since this acquisition occurred before the Company adopted the revised authoritative guidance for business combinations, these amounts are not classified as liabilities and are not reflected in the Company’s financial statements until the amounts are fixed and determinable. The Company paid additional consideration of approximately $1.2 million for the year ended December 31, 2011, as a result of prior acquisitions. Of the consideration paid, $1.0 million was capitalized during the year ended December 31, 2011 and $0.2 million had been capitalized and accrued during 2010.

Subsequent Event

On February 7, 2012, the Company acquired Complete Production Services, Inc. (“Complete”) in a cash and stock merger transaction valued at approximately $2,914.8 million. Complete focuses on providing specialized completion and production services and products that help oil and gas companies develop hydrocarbon reserves, reduce costs and enhance production. Complete’s operations are located throughout the United States and Mexico. The acquisition of Complete substantially expanded the size and scope of services of the Company. Management believes that the acquisition positions the combined company to be better equipped to compete with the larger oilfield service companies and to expand internationally. Subsequent to this acquisition, all of Complete’s operations will be reported in the Subsea and Well Enhancement segment.

Pursuant to the merger agreement, Complete stockholders received 0.945 of a share of the Company’s common stock and $7.00 cash for each share of Complete’s common stock outstanding at the time of the acquisition. In total, the Company paid approximately $553.3 million in cash and issued approximately 74.7 million shares valued at approximately $2,308.2 million (based on the closing price of the Company’s common stock on the acquisition date of $30.90). Additionally, the Company paid $676.0 million, inclusive of a $26.0 million prepayment premium, to redeem Complete’s $650 million 8.0% senior notes. The Company also assumed all outstanding stock options and shares of non-vested restricted stock held by Complete’s employees and directors at the time of acquisition.

Complete’s stock options and shares of restricted stock outstanding at closing were converted into the Company’s options and restricted stock using a conversion ratio of 1.1999. The estimated fair value associated with the Company’s options issued in exchange for Complete’s options was approximately $58.1 million based on a Black-Scholes valuation model. $56.6 million of this value was attributable to service rendered prior to the date of acquisition, of which $52.7 million was recorded as part of the consideration transferred and $3.9 million was recorded as an expense. The remaining $1.5 million will be expensed over the remaining service term of the replacement stock option awards. In addition, $0.6 million of replacement restricted stock awards was attributable to service rendered prior to the date of acquisition and recorded as part of the consideration transferred. An additional $18.2 million will be expensed over the remaining service term of the replacement restricted stock awards.

The transaction is accounted for using the acquisition method of accounting which requires that, among other things, assets acquired and liabilities assumed be recorded at their fair values as of the acquisition date. The Company has not finalized the determination of the fair values of the assets acquired and liabilities assumed and, therefore, the fair values set forth are subject to adjustment as the valuations are completed. Under U.S. GAAP, companies have one year following an acquisition to finalize acquisition accounting. The following table summarizes the consideration paid and the provisional fair value of the assets acquired and liabilities assumed as of the acquisition date (in thousands):

Assets:
Current assets	$751,706
Property, plant and equipment	1,223,448
Goodwill	1,922,277
Intangible and other long-term assets	370,377

Liabilities:
Current liabilities	236,986
Deferred income taxes	435,904
Other long-term liabilities	4,125

Net assets acquired	$3,590,793

Included in current assets acquired is approximately $214.6 million of cash, and accounts receivable, including unbilled receivables, with a fair value of approximately $443.7 million. The gross amount due from customers is approximately $449.0 million, of which approximately $5.3 million is deemed to be doubtful.

Total acquisition expenses were approximately $33.2 million, of which approximately $4.5 million was recorded in the year ended December 31, 2011. These acquisition related costs include expenses directly related to acquiring Complete, and have been recorded in general and administrative expenses.

Other Acquisitions

In the first quarter of 2012, the Company acquired a water transfer and storage company and disposal wells for a total of approximately $23.5 million, net of cash acquired. Identifiable intangible assets include goodwill of approximately $9.2 million, all of which will be assigned to the Company’s Subsea and Well Enhancement segment.